EXHIBIT 10.10

Execution Form

NINTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

        This Ninth Amendment to Fourth Amended and Restated Credit Agreement (this “Amendment”) dated as of December 10, 2003 (the “Amendment Effective Date”), is by and among MAGNUM HUNTER RESOURCES, INC., a Nevada corporation (the “Borrower”), each Bank (as defined in the Credit Agreement referred to below), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company), individually, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”), and as letter of credit issuing bank (in such capacity, together with its successors in such capacity, the “Issuer”), CIBC INC., individually and as syndication agent (in such capacity together with its successors in such capacity, the “Syndication Agent”), and BNP PARIBAS, a French bank acting through its Houston Agency, individually and as documentation agent (in such capacity, together with its successors in such capacity, the “Documentation Agent”).

R E C I T A L S:

        WHEREAS, the Borrower, each Bank then a party, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent (collectively, the “Agents”), and the Issuer have heretofore entered into that certain Fourth Amended and Restated Credit Agreement dated as of March 15, 2002 (the “Original Credit Agreement”), pursuant to which the Banks have agreed to make revolving credit loans to, and participate in letters of credit issued for, the benefit of the Borrower under the terms and provisions stated therein; and

        WHEREAS, the Original Credit Agreement has been amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of April 19, 2002, and by that certain Second Amendment to Fourth Amended and Restated Credit Agreement dated as of July 3, 2002, and by that certain Third Amendment to Fourth Amended and Restated Credit Agreement dated as of August 28, 2002, and by that certain Fourth Amendment to Fourth Amended and Restated Credit Agreement dated as of September 6, 2002, and by that certain Waiver and Fifth Amendment to Fourth Amended and Restated Credit Agreement dated as of November 20, 2002, and by that certain Waiver and Sixth Amendment to Fourth Amended and Restated Credit Agreement dated as of May 2, 2003, and by that certain Seventh Amendment to Fourth Amended and Restated Credit Agreement dated as of August 8, 2003, and by that certain Waiver and Eighth Amendment to Fourth Amended and Restated Credit Agreement dated as of October 31, 2003, (the Original Credit Agreement, as so amended, and as otherwise amended from time to time prior to the Amendment Effective Date, the “Credit Agreement”); and

        WHEREAS, the Borrower proposes that certain amendments and modifications be made to the Credit Agreement as set forth herein in order to permit the Borrower to issue certain convertible senior unsecured notes; and

        WHEREAS, subject to the terms and conditions of this Amendment, the Majority Banks, the Administrative Agent and the Issuer have agreed to enter into this Amendment in order to effectuate such amendments and modifications;

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.

        Section 2. Amendments to Credit Agreement.

(a)	Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in their alphabetically appropriate places:

“"2003 Indenture” means, collectively, one or more Indentures executed by the Borrower in connection with a Permitted 2003 Convertible Bond Transaction, as the same may be amended, restated, modified or supplemented from time to time.”

““Permitted 2003 Convertible Bond Transaction” means, collectively, the issuance by the Borrower of convertible senior unsecured notes underwritten by Deutsche Bank Securities Inc. (or one or more of its affiliates) and certain other Lenders (or one or more of their respective affiliates) in an aggregate principal amount of not less than $100,000,000, and not more than $125,000,000, and the execution and delivery by the Borrower of one or more Indentures and related documentation containing customary terms and conditions for convertible senior unsecured notes of like tenor and amount, each satisfactory to the Administrative Agent and the Borrower, pursuant to which such convertible senior unsecured notes shall have been issued; provided, however, that such issuance of convertible senior unsecured notes shall have been consummated on or before December 31, 2003. Any issuance or proposed issuance by the Borrower of convertible senior unsecured notes after December 31, 2003, shall not constitute a Permitted 2003 Convertible Bond Transaction.”

(b)	Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the defined term “1997 Indenture” in its entirety.

(c)	The definitions of “Indentures” and “Senior Unsecured Debt” in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

““Indentures” means, collectively, the 2002 Indenture and the 2003 Indenture. “Indenture” means either of the 2002 Indenture or the 2003 Indenture.”

““Senior Unsecured Debt” means senior unsecured Indebtedness issued by the Borrower pursuant to the terms of the Indentures upon the terms and conditions set forth therein in an aggregate amount not exceeding the sum of $300,000,000 plus the aggregate principal amount of notes issued under the Permitted 2003 Convertible Bond Transaction.”

(d)	Section 7.2.2 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (n) thereof, replacing the period at the end of clause (o) with the phrase “; and” and inserting the following new clause (p) immediately after the existing clause (o):

“(p)	Indebtedness incurred under the Permitted 2003 Convertible Bond Transaction.”

(e)	Section 7.2.6 of the Credit Agreement is hereby amended by deleting the words “; provided, however,” immediately following the end of the existing clause (d) and inserting in their place the following:

“provided, however, that the Borrower shall be permitted to make payments to any holder of convertible senior unsecured notes issued under the Permitted 2003 Convertible Bond Transaction to the extent required so to do following an election by such holder to exercise such holder’s conversion rights or repurchase rights thereunder; and further provided, however,”

        Section 3. Indicative Terms of the Permitted 2003 Convertible Bond Transaction. A copy of the draft Convertible Bond Issuance Summary of Terms with respect to the Permitted 2003 Convertible Bond Transaction (which draft Convertible Bond Issuance Summary of Terms remains subject to change) is attached to this Amendment as Attachment 1.

        Section 4. Redetermination of Borrowing Base.

(a)	Concurrently with the consummation of the Permitted 2003 Convertible Bond Transaction, the Borrowing Base shall automatically and without further action by the Borrower, the Administrative Agent or the Banks, be reduced to an amount equal to (i) $350,000,000, minus (ii) the sum of (1) $75,000,000, plus (2) eighty percent (80%) of the excess, if any, of the aggregate principal amount of convertible senior unsecured notes issued by the Borrower under such Permitted 2003 Convertible Bond Transaction over $100,000,000 (rounded to the nearest integral multiple of $1,000,000), which Borrowing Base shall remain in effect until such time as the Borrowing Base shall be otherwise redetermined in accordance with the Credit Agreement.

(b)	Both the Borrower, on the one hand, and the Administrative Agent and the Banks party hereto, on the other hand, agree that the redetermination of, or adjustments to, the Borrowing Base pursuant to clause (a) of this Section 4 shall not constitute a special redetermination of the Borrowing Base pursuant to Section 2.8.3 of the Credit Agreement.

        Section 5. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)	Executed Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower and the Majority Banks and duly acknowledged by each of the Guarantors.

(b)	Other Conditions. The Borrower shall have confirmed and acknowledged to the Agents, the Issuer and the Banks, and by its execution and delivery of this Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Banks, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof; and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

        Section 6. Fees. Concurrently with the consummation of the Permitted 2003 Convertible Bond Transaction (and only if the Permitted 2003 Convertible Bond Transaction is consummated), the Borrower shall pay to the Administrative Agent for the account of each Bank listed on Attachment 2 hereto that approves this Amendment (as evidenced by such Bank’s delivery to the Administrative Agent or its counsel of an executed signature page to this Amendment approving this Amendment without condition), a fee equal to:

(a)	if such Bank shall have approved this Amendment before 5:00 pm central standard time on December 8, 2003, seven hundredths of one percent (0.07%) of such Bank’s respective Percentage of the Borrowing Base immediately after giving effect to the reduction in the Borrowing Base pursuant to Section 4(a) above; and

(b)	if such Bank shall have approved this Amendment after 5:00 pm central standard time on December 8, 2003, but before 5:00 pm central standard time on December 9, 2003, five hundredths of one percent (0.05%) of such Bank’s respective Percentage of the Borrowing Base immediately after giving effect to the reduction in the Borrowing Base pursuant to Section 4(a) above.

        Section 7. Condition Subsequent; Covenant to Make Mandatory Prepayment. If, as a result of the issuance by the Borrower of convertible senior unsecured notes under the Permitted 2003 Convertible Bond Transaction and the concurrent and automatic reduction of the Borrowing Base in accordance with Section 4 of this Amendment, a Borrowing Base Deficiency shall occur, then (notwithstanding anything to the contrary in the Credit Agreement) the Borrower shall make a mandatory prepayment in an amount equal to at least the amount of such Borrowing Base Deficiency not later than the fifth Business Day immediately following the consummation of the Permitted 2003 Convertible Bond Transaction.

        Section 8. Ratification of Credit Agreement. Except as expressly amended, modified or waived by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall continue in full force and effect.

        Section 9. Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 10.3 of the Credit Agreement.

        Section 10. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “this Guaranty”, “this Pledge Agreement”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “the Guaranty”, “the Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage, the Guaranty, the Pledge Agreement or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        Section 11. Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

        Section 12. Applicable Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT DELIVERED PURSUANT HERETO SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW, EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

        Section 13. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Issuer, the Banks and the Borrower and their respective successors and assigns.

        Section 14. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 15. NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE MATTERS HEREIN CONTAINED, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

EXECUTED as of the day and year first above written.

BORROWER: MAGNUM HUNTER RESOURCES, INC. By:/s/Chris Tong Name: Chris Tong Title: Senior Vice President Chief Financial Officer
AGENTS, BANKS AND ISSUER:

DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company), as Administrative Agent, Collateral Agent, Issuer and a Bank

By: ________________________
      Name:
      Title:

CIBC INC., as Syndication Agent and a Bank By: ________________________ Name: Title:

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BNP PARIBAS, as Documentation Agent and a Bank By:_____________________ Name: Title: - and - By:_____________________ Name: Title:
FORTIS CAPITAL CORP., as a Bank By:_____________________ Name: Title: - and - By:_____________________ Name: Title:
BANK OF SCOTLAND, as a Bank By: ________________________ Name: Title:
BANK OF NOVA SCOTIA, as a Bank By: ________________________ Name: Title:

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UNION BANK OF CALIFORNIA, N.A., as a Bank By: ________________________ Name: Title:
COMPASS BANK, as a Bank By: ________________________ Name: Title:
COMERICA BANK, successor by merger to Comerica Bank - Texas, as a Bank By: ________________________ Name: Title:
WASHINGTON MUTUAL BANK, FA, as a Bank By: __________________________ Name: Title:
HIBERNIA NATIONAL BANK, as a Bank By: __________________________ Name: Title:

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U.S. BANK NATIONAL ASSOCIATION, as a Bank By: __________________________ Name: Title:
BMO NESBITT BURNS FINANCING, INC., as a Bank By: __________________________ Name: Title:
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank By: __________________________ Name: Title:
SOUTHWEST BANK OF TEXAS N.A., as a Bank By: __________________________ Name: Title:
STERLING BANK, as a Bank By: __________________________ Name: Title:

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BANK OF AMERICA, N.A., as a Bank By: __________________________ Name: Title:
SOCIETE GENERALE, as a Bank By: __________________________ Name: Title:

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         ACKNOWLEDGMENT BY GUARANTORS

        Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Ninth Amendment to Fourth Amended and Restated Credit Agreement dated as of December 10, 2003 (the “Ninth Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Ninth Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Ninth Amendment.

        Executed to be effective as of December 10, 2003.

GUARANTORS:

HUNTER GAS GATHERING, INC.
GRUY PETROLEUM MANAGEMENT CO.
MAGNUM HUNTER PRODUCTION, INC.
CONMAG ENERGY CORPORATION
TRAPMAR PROPERTIES, INC.
PINTAIL ENERGY, INC.
PRIZE OPERATING COMPANY
PEC (DELAWARE), INC.
OKLAHOMA GAS PROCESSING, INC.

By: /s/Chris Tong
     Name:     Chris Tong
     Title:       Senior Vice President and
                     Chief Financial Officer

PRIZE ENERGY RESOURCES, L.P. By: Prize Operating Company, as its general partner By:_________________________ Name: Senior Vice President and Chief Financial Officer

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ATTACHMENT 1

[Insert Summary of Terms]

Attachment 1-1

ATTACHMENT 2

Fee Eligible Banks
(Pursuant to Section 6 of Amendment)

Banks
Fortis Capital Corp.
Bank of Scotland
Union Bank of California, N.A.
Washington Mutual Bank, FA
Australia and New Zealand Banking Group Limited
Comerica Bank
Compass Bank
U.S. Bank National Association
Hibernia National Bank
Southwest Bank of Texas, N.A.
Sterling Bank
Societe Generale

Attachment 2 - Page 1